UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 27, 2007 (Date of earliest event reported)
BDC Capital, Inc. (Exact name of registrant as specified in its charter)

MN (State or other jurisdiction of incorporation)	000-27225 (Commission File Number)	411427445 (IRS Employer Identification Number)

11974 Portland Ave, Burnsville (Address of principal executive offices)		55337 (Zip Code)
952-890-2362 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Principal Executive Officers; Election of Directors; Appointment of Executive Officers

On February 27, 2007, the Board of Directors accepted the resignation of David Pomije as Chief Executive Officer and as a Member of the Board of Directors. There were no disagreements between the Company and Mr. Pomije.

On February 27, 2007, the Company appointed Richard Pomije as the Chief Executive Officer and a member of the Board of Directors. Richard Pomije and David Pomije are cousins.

Mr. Richard A Pomije, 51 has more then 25 years of experience in the computer technology, networking, and communications. He has been involved in developing entrepreneurships for many years and is the founder of BDC Capital, Inc and DigitalTown

On February 27, 2007, the Company appointed Pierce McNally as a member of the Board of Directors, effective March 26, 2007.

Dated: February 28, 2007	BDC CAPITAL, INC. By: /s/ Richard Pomije Richard. Pomije, CEO